INVESTOR PRESENTATION DECEMBER 2025

FORWARD LOOKING STATEMENTS & USE OF NON-GAAP FINANCIAL MEASURES 2 FORWARD LOOKING STATEMENTS This presentation contains forward-looking statements within the meaning of federal securities laws and regulations. These forward-looking statements are identified by their use of terms and phrases such as "believe," "expect," "intend," "project," "forecast," "plan" and other similar terms and phrases, including references to assumptions and forecasts of future results. Forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors which may cause the actual results to differ materially from those anticipated at the time the forward-looking statements are made. These risks include, but are not limited to: the adverse impact of any future pandemic, epidemic or outbreak of any highly infectious disease on the U.S., regional and global economies, travel, the hospitality industry, and the financial condition and results of operations of the Company and its hotels; negative developments or volatility in the economy, including, but not limited to elevated inflation and interest rates, job loss or growth trends, the imposition of trade sanctions or tariffs and any potential retaliatory responses thereto, an increase in unemployment or a decrease in corporate earnings and investment; risks associated with the lodging industry overall, including, without limitation, decreases in the frequency of travel, decreases in the demand for, or frequency of, international travel as a result of evolving global trade dynamics or otherwise, and increases in operating costs; relationships with property managers; the ability to compete effectively in areas such as access, location, quality of accommodations and room rate structures; changes in taxes and government regulations which influence or determine wages, prices, construction procedures and costs; and other risk factors contained in the Company's filings with the Securities and Exchange Commission. Although the Company believes the expectations reflected in such forward- looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be attained or that any deviation will not be material. All information in this presentation is as of the date of this presentation, and the Company undertakes no obligation to update any forward-looking statement to conform the statement to actual results or changes in the Company's expectations. This presentation contains statistics and other data that has been obtained or compiled from information made available by third-party service providers and believed to be reliable, but the accuracy and completeness of the information is not assured. The Company has not independently verified any such information. USE OF NON-GAAP FINANCIAL MEASURES We use the following non-GAAP financial measures that we believe are useful to investors as key measures of our operating performance: EBITDA, EBITDAre, Adjusted EBITDA, Hotel Adjusted EBITDA, FFO and Adjusted FFO. We also present Comparable Total Revenue, Comparable Room Revenues, Comparable Hotel Adjusted EBITDA and Comparable Hotel Adjusted EBITDA Margin. These measures should not be considered in isolation or as a substitute for measures of performance in accordance with U.S. GAAP. EBITDA, EBITDAre, Adjusted EBITDA, Hotel Adjusted EBITDA, FFO, Adjusted FFO, Comparable Total Revenue, Comparable Room Revenues, Comparable Hotel Adjusted EBITDA and Comparable Hotel Adjusted EBITDA Margin, as calculated by us, may not be comparable to other companies that do not define such terms exactly as the Company. A detailed explanation of these non-GAAP financial measures and the reconciliation of such measures to the most directly comparable financial measures prepared in accordance with U.S. GAAP can be found in the Company’s third quarter 2025 earnings press release dated November 6, 2025.

DIAMONDROCK AT A GLANCE DIVERSIFIED PROPERTIES 9,595 35 26 ROOMS GEOGRAPHIC MARKETS PROPERTIES Luxury Resort Lifestyle Resort Urban Lifestyle Urban Gateway LIFESTYLE/ RESORT URBAN Boston Ft. Worth Ft. Lauderdale Chicago Vail Sausalito Salt Lake City San Diego Key West Sonoma Burlington Phoenix Denver Destin Atlanta Huntington Beach Charleston New Orleans San Francisco Lake Tahoe Sedona New York Austin Paradise Valley/Yellowstone Marathon Minneapolis Bethesda Note: Geography and demand segmentation excludes Westin Washington D.C. (sold February 2025), includes AC Minneapolis (acquired November 2024) DIVERSIFIED GEOGRAPHYDEMAND SEGMENTATIONPORTFOLIO 3 % OF 2024 MARKET EBITDA Boston 13.3% Chicago 12.5% New York City 8.2% Florida Keys 6.8% Vail 5.9% Fort Lauderdale 5.6% Fort Worth 4.9% Salt Lake City 3.9% Denver 3.9% Sedona 3.8% Destin 3.7% Sausalito 3.4% Charleston 3.3% San Diego 3.2% Sonoma 2.5% Huntington Beach 2.3% Phoenix 2.1% New Orleans 2.0% Atlanta 2.0% Burlington 1.8% Austin 1.5% Lake Tahoe 1.3% Minneapolis 0.9% DC Metro 0.7% Paradise Valley/Yellowstone 0.6% San Francisco <0.1% Total 100.0%

WHY DIAMONDROCK? “Our mission is to create outstanding long-term value for our shareholders, rewarding careers for our team members, positive experiences for our guests, and a sustainable contribution to our community.” PRUDENT CAPITAL ALLOCATION ✓ Repurchased $63MM common shares in 2024/YTD 2025 ✓ Cancelled or changed scope of ROI investments that did not meet return thresholds ✓ Optimizing renovation cycles where appropriate ✓ Recycling low free cash flow (FCF) yielding assets into high FCF yielding investments 4 RELENTLESS FOCUS ON SHAREHOLDER VALUE CREATION ✓ Targeting long-term average annual “FFO/sh growth + dividend yield” 100-200bps above peers ✓ Embedded dividend growth over the next several years ✓ Releasing untapped or underappreciated value and cash flow at the hotel and corporate level MANAGEMENT ALIGNMENT TO DRIVE OUTPERFORMANCE ✓ Streamlined executive team in 2024, lowering annual G&A by $3MM, or 10% ✓ Integrated Operations and Investments teams, under leadership of President/COO ✓ Adjusted performance-based compensation to 100% TSR, focused on top decile performance LAKE AUSTIN SPA RESORT HENDERSON BEACH RESORT

FCF/SH GROWTH OUTPERFORMANCE SHOULD DRIVE TOTAL SHAREHOLDER RETURNS

"A long-term commercial real estate investor should have a relentless focus on growing Free Cash Flow per share."

DIAMONDROCK 2023-25E FCF/SH CAGR

+8.7%

PREMIUM VS. PEERS

+200BPS

T3-YR TSR PREMIUM VS. PEERS

+850BPS



$15,000
$12,000
$9,000
$6,000
$3,000
$0
2022
2023
2024
2025E
T5 Yr
T10 Yr
DRH Cap Ex/Key
Peers Avg. Cap Ex/Key

Source: Company documents (2025E at midpoint of guidance), FactSet, Peers defined as: HST, PK, XHR, PEB, SHO

- **Outsized Free Cash Flow Per Share Growth Over the Medium and Long Term vs. Peers**
- **~30% Lower Cap Ex Per Key Spent vs. Peers Over Trailing 5 Years, ~18% Lower Over Trailing 10 Years**
- **Optimizing Renovation Cycles Across Portfolio**
- **Anticipated Capital Spend Incrementally Important In Capital Recycling Decisions**

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CAPITAL RECYCLING VALUE CREATION EXAMPLE POTENTIAL DISPOSITION CHARACTERISTICS POTENTIAL ACQUISITION CHARACTERISTICS POTENTIAL NET PORTFOLIO BENEFITS • Lower FCF yielding asset • Minimal return on incremental Cap Ex • Unfavorable ground lease • Higher cost operating environment • Deteriorating market fundamentals • Higher FCF yielding asset • Lower Cap Ex requirement • Fee simple interest • Lower cost operating environment • Recovering or stable market • Depth of ROI investment opportunities • Accelerating FFO/sh & FCF/sh growth • Earned/implied multiple expansion • Cap Ex aligned with return expectations • Portfolio better positioned to drive continued RevPAR index gains ~$8MM of FCF Implies $0.85/sh Value Creation 2024/YTD 2025 COMPLETED CAPITAL RECYCLING 8.2% cap rate (minimal cap ex) Invested: AC Minneapolis $30MM Invested: Share Repurchases $63MM Invested: Sedona ROI Project $25MM ~10% cap rate 10%+ yield on cost Sold: Westin DC $92MM 7% Cap Rate <5% FCF Yield 6 Disposition Lowest FCF Acquisition Incremental Proceeds ($MM) Yield Avg. FCF Yield FCF ($MM) 100 2.7% 6.5% 3.8 150 2.7% 6.5% 5.7 200 2.7% 6.5% 7.6 250 2.7% 6.5% 9.5 300 2.7% 6.5% 11.4

BENEFITS OF A PREDOMINANTLY THIRD-PARTY MANAGED PORTFOLIO 7 ❖ Greater control over expenses, cap ex, and cash ❖ Contracts are short term and generally terminable at will ❖ Decision-making catered to each hotels’ unique needs ❖ Flexibility around distribution channels and service providers ❖ Ability to quickly test/implement profit enhancing technologies ❖ Driven to be at the forefront of harnessing AI to attract guests and improve efficiencies % OF THIRD-PARTY MANAGED ROOMS Source: Company documents, CoStar EBITDA PER KEY DIFFERENTIAL VALUATION PREMIUM: UNENCUMBERED VS. ENCUMBERED HOTELS 15% TO 20%

WELL-POSITIONED: LEISURE AS A LONG-TERM SECULAR DRIVER

23 Hotels
4,348 Keys

56% of Portfolio by Revenue

12 Independent Hotels

100% Unencumbered by Management

LUXURY & LIFESTYLE RESORTS

SEDONA, AZ



L'AUBERGE DE SEDONA



THE CLIFFS AT L'AUBERGE

HUNTINGTON BEACH, CA



KIMPTON SHOREBREAK RESORT

LAKE TAHOE, CA



THE LANDING RESORT AND SPA

SAUSALITO, CA



CAVALLO POINT

SONOMA, CA



THE LODGE AT SONOMA RESORT

VAIL, CO



THE HYTHE, A LUXURY COLLECTION HOTEL

DESTIN, FL



HENDERSON BEACH RESORT

DESTIN, FL



HENDERSON PARK INN

FORT LAUDERDALE, FL



KIMPTON SHOREBREAK FT. LAUDERDALE BEACH RESORT

FORT LAUDERDALE, FL



WESTIN FORT LAUDERDALE BEACH RESORT

KEY WEST, FL



HAVANA CABANA

KEY WEST, FL



MARGARITAVILLE BEACH HOUSE KEY WEST

MARATHON, FL



TRANQUILITY BAY RESORT

PRAY, MT



CHICO HOT SPRINGS

AUSTIN, TX



LAKE AUSTIN SPA RESORT

URBAN LIFESTYLE HOTELS

PHOENIX, AZ



HOTEL PALOMAR PHOENIX

SAN FRANCISCO, CA



HOTEL EMBLEM

DENVER, CO



HOTEL CLIO, A LUXURY COLLECTION HOTEL

CHICAGO, IL



THE GWEN, A LUXURY COLLECTION HOTEL

NEW ORLEANS, LA



BOURBON ORLEANS HOTEL

BOSTON, MA



THE DAGNY BOSTON

CHARLESTON, SC



THE LINDY CHARLESTON HISTORIC DISTRICT

BURLINGTON, VT



HOTEL CHAMPLAIN BURLINGTON

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RESILIENCE OF LEISURE TRAVEL 9 Per CBRE, population growth in heaviest traveling segments (Millennials & Baby Boomers) with more flexibility, money, and desire for more experiences should lead to more leisure travel. 60.8 62.3 71.5 90.4 Family Formation/Millenials (25-39) Active Retirement/Baby Boomers (55-79) 2010 2030 U.S. Population by Age Segment Over Time (in MM) Peak Travel Years EXTRAORDINARY LEISURE DEMAND= 4.4 Days Per Week 2019 Days Per Week in Office of an Average US Office Worker 3.4 Days Per Week Post-Pandemic Days Per Week in Office of an Average US Office Worker 2.7B Incremental Days of Locational Flexibility Upside Opportunity with Locational Flexibility Source: CBRE Hotels Research MORE PEOPLE MORE FLEXIBILITY Long Term Shift In Spending on Experiences Over Goods Spend on Goods Spend on Food Service/Hotels Source: Federal Reserve Bank of St. Louis MORE EXPERIENTIAL SPENDING

WELL-POSITIONED: GROUP AND URBAN DEMAND RECOVERY

5 Hotels
3,443 Keys

31% of Portfolio by Revenue

Strong Convention Markets

URBAN GROUP HOTELS

SAN DIEGO, CA



WESTIN SAN DIEGO BAYVIEW

CHICAGO, IL



CHICAGO MARRIOTT MAGNIFICENT MILE

BOSTON, MA



WESTIN BOSTON SEAPORT

FORT WORTH, TX



THE WORTHINGTON

SALT LAKE CITY, UT



SALT LAKE CITY MARRIOTT DOWNTOWN

5 Hotels
1,214 Keys

10% of Portfolio by Revenue

100% Unencumbered by Management

URBAN LIMITED-SERVICE HOTELS

DENVER, CO



COURTYARD DENVER DOWNTOWN

MINNEAPOLIS, MN



AC MINNEAPOLIS DOWNTOWN

NEW YORK, NY



COURTYARD MANHATTAN/FIFTH AVENUE

NEW YORK, NY



COURTYARD MANHATTAN/MIDTOWN EAST

NEW YORK, NY



HILTON GARDEN TIMES SQUARE CENTRAL

2 Hotels, 590 Keys

3% of Portfolio by Revenue

100% Unencumbered by Management

SUBURBAN HOTELS

ATLANTA, GA



ATLANTA MARRIOTT ALPHARETTA

BETHESDA, MD



EMBASSY SUITES BETHESDA

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Q3 2025 OPERATIONAL HIGHLIGHTS KEY TAKEAWAYS Hotel Champlain Burlington, Curio Collection By Hilton • Refinanced, upsized, and extended maturities under senior unsecured credit facility • $1.5B credit facility, up from $1.2B • $400MM undrawn revolver and three term loans maturing 2028-2030 • Term loans are prepayable at any time without prepayment penalty • Repurchased 1.5 million shares at an average price of $7.87 per share • YTD repurchased 4.8 million shares for $37.1 million • Invested $60.9MM YTD in capital improvements at our hotels, including: • Completion of The Cliffs at L’Auberge ROI project with integration into L’Auberge de Sedona • Completion of the room renovations at the Hilton Garden Inn Times Square and Kimpton Hotel Palomar Phoenix Q3 2025 COMPARABLE REVPAR, HOTEL EBITDA, ADJUSTED FFO/SH EXCEEDED OUTLOOK (0.3%) +1.5% +7.4% RevPAR Change Hotel EBITDA Change Adjusted FFO/sh Change +1.5% TRevPAR Change URBAN RESORTS (2.5%) +2.1%+0.6% REVPAR TREVPAR vs 2024vs 2024 REVPAR TREVPAR vs 2024 vs 2024 11Note: Effective January 1, 2025, the Company excludes share-based compensation from its calculation of Adjusted FFO. Amounts reported for 2024 have been adjusted to reflect the current year presentation. +0.4%

2025 UPDATED OUTLOOK ASSUMPTIONS CURRENT Corporate Expenses $24MM to $25MM, unchanged Interest Expense $62MM to $63MM, a decrease of $1MM at the midpoint Weighted Average Shares 208.5MM 2025 GUIDANCE PREVIOUS 12 METRIC LOW END HIGH END LOW END HIGH END CHANGE Comparable RevPAR Growth (0.5%) 0.5% (1.0%) 1.0% - Comparable Total RevPAR Growth 0.0% 1.0% (0.5%) 1.5% - Adjusted EBITDA $287MM $295MM $275MM $295MM $6.0MM Adjusted FFO $213MM $221MM $200.5MM $220.5MM $6.5MM Adjusted FFO per Share $1.02 $1.06 $0.96 $1.06 $0.03

2026 INDUSTRY AND DIAMONDROCK SPECIFIC TAILWINDS

INDUSTRY TAILWINDS

- LIBERATION DAY COMP
- GOV'T SHUTDOWN COMP
- HOLIDAY CALENDAR

PREFERRED STOCK REDEMPTION

- 12/31/2025 Redemption of 8.250% Series A Cumulative Redeemable Preferred Stock
- $121.5MM utilization of cash on hand
- $0.03 FFO per share (net) tailwind
- Redemption in line with capital allocation strategy

THE CLIFFS AT L'AUBERGE

- ADR increased ~100% September & October 2025
- 2026 group revenue pace +50%
- Estimated 25-50bp RevPAR tailwind to 2026



DRH'S FIFA WORLD CUP EBITDA EXPOSURE



No. CA
3.5%
Boston
13%
NYC
8%
Atlanta
2%
Ft. Worth
5%
So. FL
12%

- Host to 55% of Round 16-32 U.S. games
- Host to 67% of Quarter/Semifinal games
- Host to 100% of Bronze/Final games

2026 GROUP REVENUE PACE

- Up mid-to-high single digits with growth in room nights and rates
- 5 hotels account for 2/3 of group revenues on the books; pacing +10%
- Enter each year with ~70% of group rooms on the books

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BALANCE SHEET 14 High Leverage Low Leverage RELATIVELY LOW LEVERAGE & NO NEAR-TERM MATURITIES • Amended revolving credit facility in July 2025 • Upsized to $1.5B, from $1.2B • Earliest debt maturity, prior to extensions, is January 2028 • All DRH debt is unsecured and prepayable at anytime without prepayment penalty • 30/70 fixed to floating, inclusive of swaps, an advantage in a declining rate environment • 8.250% Series A cumulative redeemable preferred stock to be redeemed 12/31/2025 Source: Company documents, FactSet Note: Units in millions. Maturity date may be extended by up to one year on Term Loans 1 & 3, and Revolver Net Debt + Preferred/EBITDA Towards Low End Of Lodging REITs

ROI PROJECT: THE CLIFFS AT L’AUBERGE DE SEDONA 15 INTEGRATION OF ORCHARDS INN INTO L’AUBERGE DE SEDONA • New cliff side pool, bar, and event space with some of the best views of Sedona’s red rocks • Significant rate opportunity • Total Cost: $25MM • Stabilized Yield on Cost: 10% • Completion: Q3 2025 2024 ADR COMPARISON 3x Difference in ADRs $293 $887 Orchards Inn L'Auberge de Sedona

THE CLIFFS AT L’AUBERGE DE SEDONA 16

VALUE CREATION OPPORTUNITIES & POTENTIAL LONG-TERM ROI PROJECTS

Franchise Expired in 2025
Value Creation Opportunity

SHORE BREAK
SURF CITY CALIFORNIA



Franchise Expiration in 2026
Value Creation Opportunity

WESTIN
HOTELS & RESORTS

The Westin Boston Seaport District



Franchise Expiration in 2027
Potential Upbranding & Expansion

COURTYARD BY MARRIOTT

Courtyard Denver Downtown



Exploring Adding 11 Keys

THE LANDING LAKE TAHOE
LT



Currently 37 Rooms Entitled for 135 Ocean-Front Units

Henderson Park Inn



Exploring Spa and Meeting Space Expansion

cavallopoint
the lodge at the golden gate



Exploring Adding More Waterfront Guest Rooms

LAKE AUSTIN
SPA RESORT



Exploring Adding New Cabins

Est. 1900
CHICO
HOT SPRINGS RESORT & DAY SPA



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NEGLIGIBLE NEW SUPPLY IMPACT FOR SEVERAL YEARS 18 29 OF 35 HOTELS HAVE NO COMPETITIVE SUBMARKET SUPPLY UNDER CONSTRUCTION Supply defined as under construction hotels opening 2025-2027 in STR classes +/- one to DRH hotels within radius of competitive set v v no supply growth 1-2% growth 4-6% growth >10% growth v Sonoma Lake Tahoe Sausalito San Francisco Huntington Beach San Diego Phoenix Sedona Salt Lake City Paradise Valley/Yellowstone Minneapolis Chicago (2) Atlanta Destin (2) New Orleans FL Keys (3) Ft. Lauderdale (2) Charleston Bethesda Boston (2) Burlington NYC (3) Denver (2) Austin Ft. Worth Vail

CORPORATE RESPONSIBILITY ACCOMPLISHMENTS GRESB ANNUAL RESULTS VS PEER GROUP 2025 DRH GRESB SCORE & RECOGNITION FIVE CONSECUTIVE YEARS AS SECTOR LEADER GRESB REAL ESTATE ASSESSMENT • Ranked 3rd in Americas and 5th Worldwide for GRESB Score within Hotels/Listed • Ranked 19th GRESB Score among 95 U.S. Listed Companies (Top 20%) GRESB PUBLIC DISCLOSURE • Perfect score – 100 – 1st of 10 companies • Ranked 1st within the U.S. Hotels with a score of “A” compared to the Peer Group Average of “B” and the GRESB Global Average of “B” ISS ESG RANKINGS 2ENVIRONMENTAL 3SOCIAL 1GOVERNANCE As of October 2025 NAREIT AWARD • Received NAREIT’s 2024 Leader in the Light Award 19 2017 2018 2019 2020 2021 2022 2023 2024 2025 DRH GRESB Score 53 75 81 84 86 82 85 86 86 Peer Score Average 57 58 69 69 72 65 77 80 75 Index to Peer Score Avg 93% 129% 117% 122% 119% 126% 110% 108% 115%

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